EXHIBIT 23.1



                          CONSENT OF ERNST & YOUNG LLP


We consent to the use of our report dated May 1, 2000 in the Registration Statement on Form 10 of MEDgenesis Inc.




                                                     /s/ Ernst & Young LLP




Minneapolis, MN
May 4, 2000